Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves (Pemex Exploration and Production) (Detail) - Exploration and Extraction (formerly Pemex Exploration and Production)
	6 Months Ended
	Jun. 30, 2024 $ / bbl $ / Mcf	Jun. 30, 2025 $ / bbl $ / Mcf
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price (USD per barrel)	65.81	60.78
Average gas price (USD per thousands cubic feet) | $ / Mcf	4.92	3.99
Average condensates price (USD per barrel)	74.92	67.39
After-tax discount rate	10.44%